Clipper Fund, Inc.

			(CFIMX)

CUSIP: 188850-10-1				Performance Results
12 B-1 Fee:		None			Clipper	S&P 500
Management Fee		1.00%		Jan	0.59%	-1.46%
02 Expense Ratio:				Feb	1.26%	-1.93%
Net of Expense Reduction		1.07%		Mar	3.77%	3.76%
Gross of Expense Reduction		1.12%		1st Qtr.	5.70%	0.28%
02 Distribution Yield		4.20%		Apr	-1.13%	-6.06%
02 Turnover Rate		48.10%		May	2.15%	-0.74%
02 Total return		-5.51%		Jun	-7.13%	-7.12%
				2nd Qtr.	-6.21%	-13.40%
				Jul	-1.73%	-7.80%
Portfolio Characteristics as of 9/30/02				Aug	4.02%	0.66%
P/E IBES		10.8		Sep	-14.25%	-10.87%
P/B Ratio		3.2		3rd Qtr.	-12.34%	-17.28%
EPS Growth (L2)		18.8		Oct	5.26%	8.80%
Sales Growth		20.4		Nov	6.45%	5.89%
Payout Ratio		53.1		Dec	-2.97%	-5.88%
Avg Wtd Mkt Cap ($Bil)		33.696		4th Qtr.	8.72%	8.43%
Med Mkt Cap ($Bil)		10.715		YTD	-5.51%	-22.10%
Number of Stocks		35		Trailing Returns 12/31/02
# of Accounts		27,315		1 yr	-5.51%	-22.10%
				3 yr	12.69%	-14.54%
				5 yr	10.82%	-0.59%
Top Ten Holdings as of 12/31/02				7 yr	14.61%	6.86%
1	Tyco International Ltd.	9.4		10 yr	15.12%	9.34%
2	Freddie Mac	8.8		Incep.	15.78%	12.56%
3	Electronic Data Systems Corpororation	6.2
4	Philip Morris Companies Inc.	5.6		2002
5	Fannie Mae	4.9		Mo.-End	NAV's	Net Assets	Shares
6	American Express Company	3.8		Dec 2001	$83.53	$2,685,130,618	32,143,926.699
7	El Paso Corporation	3.4		Jan	$84.02	$3,004,594,626	35,762,472.861
8	UST Inc.	3.2		Feb	$85.08	$3,333,479,997	39,179,725.277
9	Tenet Healthcare Corporation	3.1		Mar	$88.29	$3,908,747,952	44,271,578.362
10	Equity Residental	3.0		Apr	$87.29	$4,255,954,768	48,754,880.659
				May	$89.17	$4,615,392,825	51,759,925.103
Top Ten Sectors as of 12/31/02				Jun	$82.81	$4,358,507,674	52,630,277.176
1	Food & Tobacco	17.1		Jul	$81.38	$4,300,127,808	52,838,990.044
2	Mortgage Finance	16.0		Aug	$84.65	$4,840,071,306	57,175,198.543
3	Industrial & Electrical Equipment	10.5		Sep	$72.59	$4,173,848,000	57,494,989.888
4	Health Care	10.1		Oct	$76.41	$4,503,574,266	58,938,210.640
5	Real Estate Investments	8.3		Nov	$81.34	$5,016,920,668	61,675,576.063
6	Retailers	7.8		Dec	$78.73	$5,001,187,579	66,037,116.144
7	Computer Services	6.2		High	89.96	04/10/02
8	Special Situations & Other	5.1		Low	67.21	10/09/02
9	Insurance & Financial Services	4.7
10	Energy	3.4		Month of December
					NAV	Assets(M)	YTD %
P/A Composition as of 12/31/02				2-Dec	$81.20	$5,007.91	-2.79%
Cash & Accruals		4%		3-Dec	$79.98	$4,947.40	-4.25%
Zero Coupon Government Bonds		0%		4-Dec	$79.87	$4,945.60	-4.38%
Short Term Notes		2%		5-Dec	$79.31	$4,912.60	-5.05%
Stocks		94%		6-Dec	$79.35	$4,918.00	-5.00%
Total		100%		9-Dec	$78.11	$4,852.40	-6.49%
				10-Dec	$79.60	$4,949.10	-4.70%
2002 Year End Distribution				11-Dec	$79.58	$4,954.10	-4.73%
Record Date		12/20/2002		12-Dec	$79.64	$4,967.00	-4.66%
Ex/Re-invest Date		12/23/2002		13-Dec	$79.50	$4,963.70	-4.82%
Pay Date		12/27/2002		16-Dec	$80.74	$5,043.40	-3.34%
Re-Invest NAV		$75.71		17-Dec	$79.97	$5,007.40	-4.26%
NOI		$1.07831		18-Dec	$79.26	$4,969.70	-5.11%
STCG		$1.32401		19-Dec	$78.73	$4,939.80	-5.75%
LTCG		$0.79082		20-Dec	$78.86	$4,950.90	-5.59%
Total		$3.19314		23-Dec	$75.71	$4,958.40	-5.54%
				24-Dec	$75.60	$4,952.00	-5.68%
Historical Risk Analysis				26-Dec	$75.49	$4,948.80	-5.81%
	Clipper	S&P 500		27-Dec	$74.24	$4,867.00	-7.37%
Std Dev	12.17	15.54		30-Dec	$74.74	$4,905.00	-6.75%
Beta	0.58	1.00		31-Dec	$75.73	$4,984.50	-5.51%
R2	0.54	1.00

These returns assume redemption at the end of each period and the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original value. For comparison purposes, the S&P 500 Index is an unmanaged index of 500 companies widely recognized as representative of the equity market in general. A prospectus containing more information, including charges and expenses, may be obtained from the Fund by calling (800)776-5033. Please read the prospectus carefully before investing.

Last Updated on 1/15/2003